Exhibit 10.20

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

CONFIDENTIAL

Amendment No. 1 to the

Respiratory Diseases Research Collaboration and License Agreement

This Amendment No. 1 to the Respiratory Diseases Research Collaboration and License Agreement (this “Amendment No. 1”), effective as of the August 9, 2012 (the “Amendment No. 1 Effective Date”), is made by and between Glaxo Group Limited, a company existing under the laws of England and Wales, having its registered office at Glaxo Wellcome House, Berkeley Avenue, Greenford, Middlesex, UB6 0NN, England (“GSK”), and Five Prime Therapeutics, Inc., a Delaware corporation having a place of business at Two Corporate Drive, South San Francisco, CA 94080 (“FivePrime”).

Recitals:

WHEREAS, FivePrime and GSK are parties to the Respiratory Diseases Research Collaboration and License Agreement, effective April 11, 2012 (the “Collaboration Agreement”), under which GSK and FivePrime entered into a research collaboration to use FivePrime’s proprietary technology to identify and advance targets involved in respiratory diseases;

WHEREAS, GSK and FivePrime desire to amend the Collaboration Agreement as set forth in this Amendment No. 1;

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained in this Amendment No. 1, the receipt and sufficiency of which are hereby acknowledged, FivePrime and GSK hereby agree as follows:

1.      Defined Terms. Capitalized terms used in this Amendment No. 1 without definition shall have the respective meanings set forth in the Collaboration Agreement.

2.      JSC Membership. Section 2.2.1 of the Collaboration Agreement is hereby amended and restated in its entirety as set forth below:

“2.2.1        Composition of the JSC. The JSC shall consist of *** FivePrime representatives and *** GSK representatives. Each Party shall designate its JSC representatives within *** days after the Effective Date. Each Party may change its JSC representatives from time to time in its sole discretion, effective upon written notice to the other Party of such change. A Party’s representatives to the JSC shall have appropriate technical credentials, experience and knowledge, and ongoing familiarity with the Research Program, and shall have responsibilities within such Party for the Research Program. Additional non-voting observers may, from time to time, be invited to attend JSC meetings by the Parties, provided that any such observers who are not employees of either Party or its Affiliates may only attend with the prior written consent of the other Party, further provided that all such observers shall be bound by confidentiality and non-use obligations similar as those contained in Article 7 (with a shorter duration for such obligations, if appropriate, which in no event shall be shorter than *** years after the receipt of the applicable confidential information by such observer).”

3.      Miscellaneous Provisions; Incorporation by Reference.

3.1.        Entire Agreement. The Collaboration Agreement as amended by this Amendment No. 1 constitutes the entire understanding of GSK and FivePrime with respect to the subject matter thereof and supersedes and cancels all other previous express or implied agreements.

3.2.        Governing Law. This Amendment No. 1 shall be governed by and construed in accordance with the laws of the State of Delaware without reference to any rules of conflict of laws.

3.3.        Counterparts. This Amendment No. 1 may be executed in one (1) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment No. 1 may be executed by facsimile or electronic signatures, which signatures shall have the same force and effect as original signatures.

3.4.        Full Force and Effect of Collaboration Agreement. This Amendment No. 1 is effective as of the Amendment No. 1 Effective Date. Except as expressly set forth in this Amendment No. 1, the Collaboration Agreement shall remain in full force and effect except that reference to the “Agreement” or words of like import in the Collaboration Agreement will mean and will be a reference to the Collaboration Agreement as amended by this Amendment No. 1.

IN WITNESS WHEREOF, FivePrime and GSK have executed this Amendment No. 1 as of the Amendment No. 1 Effective Date.

Glaxo Group Limited		Five Prime Therapeutics, Inc.

BY:	/s/ Paul Williamson	BY:	/s/ Lewis T. Williams
	Name: Paul Williamson		Name: Lewis T. Williams
	Title: Authorized Signatory For and on behalf of Edinburgh Pharmaceutical Industries Limited Corporate Director		Title: President and Chief Executive Officer

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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